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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated February 1, 2000 relating to the financial statements, which appears in Digital Lava Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP

Costa Mesa, California
September 11, 2000